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                                                                EXHIBIT h(26)(f)

                                 AMENDMENT NO. 5
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated December 3, 1997, by and among AIM Variable Insurance Funds (formerly AIM Variable Insurance Funds, Inc.), a Delaware trust, Security Life of Denver Insurance Company, a Colorado life insurance company and ING America Equities, Inc., a Colorado corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

          FUNDS AVAILABLE UNDER THE                   SEPARATE ACCOUNTS                    CONTRACTS FUNDED BY THE SEPARATE
                  POLICIES                           UTILIZING THE FUNDS                               ACCOUNTS
---------------------------------------------- ------------------------------- -----------------------------------------------------
AIM V.I. Government Securities Fund            Separate Account A1             o   THE EXCHEQUER VARIABLE ANNUITY
---------------------------------------------- ------------------------------- -----------------------------------------------------

AIM V.I. Capital Appreciation Fund             Separate Account L1             o   FIRST LINE VARIABLE UNIVERSAL LIFE
AIM V.I. Government Securities Fund                                            o   FIRST LINE II VARIABLE UNIVERSAL LIFE
                                                                               o   STRATEGIC ADVANTAGE VARIABLE
                                                                                   UNIVERSAL LIFE
                                                                               o   STRATEGIC ADVANTAGE II VARIABLE
                                                                                   UNIVERSAL LIFE
                                                                               o   VARIABLE SURVIVORSHIP UNIVERSAL LIFE
                                                                               o   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE
                                                                               o   ESTATE DESIGNER VARIABLE UNIVERSAL LIFE
                                                                               o   STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE
                                                                               o   ASSET PORTFOLIO MANAGER VARIABLE UNIVERSAL LIFE
---------------------------------------------- ------------------------------- -----------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   12-28-00
                  --------

                                             AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ ROBERT H. GRAHAM
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Robert H. Graham
Title: Assistant Secretary                   Title: President


(SEAL)


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                                             SECURITY LIFE OF DENVER INSURANCE
                                             COMPANY



Attest: /s/ ERIC BANTA                       By: /s/ GARY W. WAGGONER
       -----------------------------            --------------------------------
Name:   Eric Banta                           Name:  Gary W. Waggoner
       -----------------------------
Title:  Asst. Secretary                      Title: Vice President
       -----------------------------

(SEAL)

                                             ING AMERICA EQUITIES, INC.


Attest: /s/ ERIC BANTA                       By: /s/ JAMES L. LIVINGSTON, JR.
       -----------------------------            --------------------------------
Name:   Eric Banta                           Name:  James L. Livingston, Jr.
       -----------------------------
Title:  Asst. Secretary                      Title: President
       -----------------------------


(SEAL)


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